Intangible assets, net	6 Months Ended
Jun. 30, 2026
Intangible Asset, Goodwill and Other [Abstract]
Intangible assets, net

11.	Intangible assets, net

Intangible assets consist of capitalized patent application fees.

	As of June 30,	As of December 31,
	2026	2025
	USD	USD
Cost
Trademark right	516	498
Copyright	368	356
Patent right	1,695	1,636
Total	2,579	2,490
Less: Accumulated amortization	(2,509)	(2,013)
Intangible assets, net	70	477